SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2008
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 12, 2008, Copano Energy, L.L.C. (the “Company”) issued a press release announcing that it has updated its commodity risk management portfolio for the 2008 and 2009 calendar years through transactions in which the Company acquired put options on certain natural gas liquids products and West Texas Intermediate crude oil at strike prices reflecting current market conditions and divested previously acquired put options for these commodities at lower strike prices. Additionally, Copano entered into a swap for normal butane to offset a portion of an existing normal butane swap and divested certain natural gas put options.
     The press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Press Release dated March 12, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: March 14, 2008	By:	/s/ Carl A. Luna
		Name:	Carl A. Luna
		Title:	Vice President, Finance

Exhibit Index

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Press Release dated March 12, 2008